UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 92.2%
U.S. Treasury Bonds, Inflation Indexed	3.500%	1/15/11	14,079,480	$14,577,766
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	3,099,283	3,316,958
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	25,305,420	27,258,695
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	19,429,165	20,556,970
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	22,218,482	23,258,240
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	51,492,187	51,222,677
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	25,400,198	24,044,868
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	9,979,871	12,166,870
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	26,253,763	33,321,775	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	10,029,212	9,942,239
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	6,462,154	6,671,165	(a)
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	33,430,256	35,496,145
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	18,977,089	20,188,359
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	34,803,212	36,358,497
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	28,134,634	29,774,348	(f)
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	21,516,027	22,827,171
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	5,396,436	5,895,606
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	4,437,148	4,791,082
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	19,293,188	19,737,838
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	22,305,450	22,321,131
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,380,653	3,561,041
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	13,901,801	14,319,939

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $432,687,799)				441,609,380

ASSET-BACKED SECURITIES - 0.1%
FINANCIALS - 0.1%
Home Equity - 0.1%
Bear Stearns Asset Backed Securities Inc., 2003-ABF1 A	0.616%	2/25/34	103,538	65,091	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.986%	10/25/32	97,729	76,809	(b)
Countrywide Asset-Backed Certificates, 2002-1 A	0.806%	8/25/32	33,759	20,530	(b)
EMC Mortgage Loan Trust, 2003-B A1	0.796%	11/25/41	261,841	229,298	(b)(c)
Residential Asset Mortgage Products Inc., 2003- RS2 AII	0.916%	3/25/33	33,520	21,251	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $530,549)				412,979

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.896%	11/25/31	505,503	329,635	(b)
Sequoia Mortgage Trust, 2004-4 A	1.111%	5/20/34	85,807	69,003	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $569,273)				398,638

CORPORATE BONDS & NOTES - 2.6%
CONSUMER STAPLES - 0.6%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	720,000	726,708	(c)

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	2,110,000	2,138,078

TOTAL CONSUMER STAPLES				2,864,786

FINANCIALS - 2.0%
Capital Markets - 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,940,000	294	(c)(d)(e)

Commercial Banks - 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,760,000	176	(c)(d)(e)

Consumer Finance - 0.8%
SLM Corp., Medium-Term Notes	5.375%	1/15/13	1,775,000	1,753,073
SLM Corp., Medium-Term Notes	5.375%	5/15/14	1,010,000	956,661

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SLM Corp., Senior Notes	8.000%	3/25/20	1,225,000		1,192,855

Total Consumer Finance					3,902,589

Diversified Financial Services - 1.0%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,210,000		1,220,093
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,590,000		1,670,403
JP Morgan and Co. Inc.	1.721%	2/15/12	1,720,000		1,727,361	(b)

Total Diversified Financial Services					4,617,857

Insurance - 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	1,070,000		1,079,134

TOTAL FINANCIALS					9,600,050

TOTAL CORPORATE BONDS & NOTES (Cost - $16,919,477)					12,464,836

NON-U.S. TREASURY INFLATION PROTECTED SECURITY - 2.9%
Australia - 2.9%
Australia Government, Bonds (Cost - $12,811,103)	4.000%	8/20/20	9,590,000	AUD	13,825,215

SECURITY	RATE		SHARES		VALUE
PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		362,400		460,248	*(b)
Federal National Mortgage Association (FNMA)	8.250%		303,900		385,953	*(b)

TOTAL PREFERRED STOCKS (Cost - $16,806,537)					846,201

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost - $480,324,738)					469,557,249

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SHORT-TERM INVESTMENT - 1.6%
Repurchase Agreement - 1.6%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/10; Proceeds at maturity - $7,895,004 (Fully collateralized by U.S. government agency obligation, 1.050% due 11/15/10; Market value - $8,052,900) (Cost - $7,895,000)	0.020%	4/1/10	7,895,000		7,895,000

TOTAL INVESTMENTS - 99.7% (Cost - $488,219,738#)					477,452,249
Other Assets in Excess of Liabilities - 0.3%					1,272,261

TOTAL NET ASSETS - 100.0%					$478,724,510

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of March 31, 2010.

(e)	Illiquid security.

(f)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD    — Australian Dollar

See Notes to Schedule of Investments.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Inflation Indexed Plus Bond Portfolio (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$441,609,380	—	$441,609,380
Asset-backed securities	—	412,979	—	412,979
Collateralized mortgage obligations	—	398,638	—	398,638
Corporate bonds & notes	—	12,464,836	—	12,464,836
Non-U.S. treasury inflation protected securities	—	13,825,215	—	13,825,215
Preferred stocks	$846,201	—	—	846,201

Total long-term investments	$846,201	$468,711,048	—	$469,557,249

Short-term investments†	—	7,895,000	—	7,895,000

Total investments	$846,201	$476,606,048	—	$477,452,249

Notes to Financial Statements (continued)

Other financial instruments:
Futures contracts	$(65,623)	—	—	$(65,623)
Forward foreign currency contracts	—	$(183,210)	—	(183,210)
Credit default swaps on credit indices - sell protection‡	—	40,737	—	40,737

Total other financial instruments	(65,623)	(142,473)	—	(208,096)

Total	$780,578	$476,463,575	—	$477,244,153

†See	Schedule of Investments for additional detailed categorizations.
‡Values	include any premiums paid or received with respect to swap contracts.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Financial Statements (continued)

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Financial Statements (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,440,691
Gross unrealized depreciation	(22,208,180)

Net unrealized depreciation	$(10,767,489)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro Bundes Obligationer	71	6/10	$11,227,065	$11,249,968	$22,903
U.S. Treasury 10-Year Notes	155	6/10	18,088,238	18,018,750	(69,488)

					$(46,585)

Contracts to Sell:
U.S. Treasury 2-Year Notes	276	6/10	$59,860,025	$59,879,063	$(19,038)

Net Unrealized Loss on Open Futures Contracts					$(65,623)

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	13,406,133	$20,353,124	5/18/10	$(868,784)
British Pound	3,290,000	4,994,862	5/18/10	57,328
Canadian Dollar	12,862,436	12,668,332	5/18/10	550,820
Canadian Dollar	4,968,998	4,894,012	5/18/10	3,169
Euro	2,834,218	3,835,837	5/18/10	(113,277)
Japanese Yen	640,263,600	6,857,632	5/18/10	(229,164)
Japanese Yen	1,182,190,000	12,662,009	5/18/10	(335,374)
Swedish Krona	8,862,930	1,231,466	5/18/10	(455)

				(935,737)

Contracts to Sell:
Australian Dollar	14,724,969	13,438,294	5/18/10	(585,015)
British Pound	3,133,269	4,756,914	5/18/10	3,086

Notes to Financial Statements (continued)

British Pound	13,569,801	20,601,604	5/18/10	954,161
Canadian Dollar	6,931,239	6,826,641	5/18/10	(263,279)
Canadian Dollar	4,882,713	4,809,029	5/18/10	(222,599)
Euro	1,320,255	1,786,836	5/18/10	57,969
Euro	2,458,308	3,327,080	5/18/10	87,535
Euro	3,504,845	4,743,465	5/18/10	16,535
Japanese Yen	1,822,536,810	19,520,532	5/18/10	582,012
Japanese Yen	435,244,800	4,661,749	5/18/10	138,250
Swedish Krona	8,856,860	1,230,622	5/18/10	(16,128)

				752,527

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(183,210)

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[2]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection[3]
Barclays Capital Inc. (CDX HY 8)	$6,264,000	6/20/12	2.75% Quarterly	$15,770	$(201,961)	$217,731
JP Morgan Chase & Co. (CDX HY 8)	9,918,000	6/20/12	2.75% Quarterly	24,967	(105,530)	130,497

Total	$16,182,000			$40,737	$(307,491)	$348,228

1	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

2	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

3	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010:

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$22,903	$(88,526)	—	—	—	$(65,623)
Foreign Exchange Contracts	—	—	$2,450,865	$(2,634,075)	—	(183,210)
Credit Contracts	—	—	—	—	$40,737	40,737
Other Contracts	—	—	—	—	—	—

Total	$22,903	$(88,526)	$2,450,865	$(2,634,075)	$40,737	$(208,096)

During the period ended March 31, 2010, the Fund had average market values of $16,870,437, $14,969,766, $19,656, $1,328, $62,641,108 and $79,289,602 in futures contracts (to buy), futures contracts (to sell), written options, purchased options, forward foreign currency contracts (to buy), and forward foreign currency contracts (to sell)

Notes to Financial Statements (continued)

respectively. Additionally, the Fund had an average notional balance of $16,182,000 in credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, there were no swap positions with credit related contingent features having a total value in a net liability position. The aggregate fair value of assets posted as collateral for all swaps was $592,637.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 26, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Principal Financial and Accounting Officer

Date:	May 26, 2010